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Summary Prospectus, Statutory Prospectus and Statement of Additional Information Supplement dated September 30, 2015

Important Notice Regarding Change in Fund Name, Investment Objective and Investment Strategy for Invesco Limited Maturity Treasury Fund

The purpose of this supplement is to provide you notice of anticipated changes to the current Prospectuses and Statement of Additional Information for Class A, A2, Y and R5 shares of Invesco Limited Maturity Treasury Fund

The Board of Trustees of AIM Investment Securities Funds (Invesco Investment Securities Funds) has approved changes to the Invesco Limited Maturity Treasury Fund’s (the “Fund”) name, investment objective and principal investment strategies in connection with repositioning the Fund as a short duration Treasury Inflation Protected Securities (TIPS) index fund, effective on or about December 31, 2015.

Accordingly, effective on or about December 31, 2015, the Fund’s Summary and Statutory Prospectuses and Statement of Additional Information will be revised as follows:

1.	The name of the Fund will change from “Invesco Limited Maturity Treasury Fund” to “Invesco Short Duration Inflation Protected Fund.”

2.	The Fund’s investment objective will change from seeking “total return, comprised of current income and capital appreciation” to seeking “to provide protection from the negative effects of unanticipated inflation.”

3.	The principal investment strategies of the Fund contained in the Fund’s Prospectuses will be replaced with information similar to the information included below. In addition, the index that the Fund will seek to track, as described below, will be identified in the Prospectuses available on or about December 31, 2015.

The Fund invests under normal circumstances at least 80% of its net assets (plus any borrowings for investment purposes) in the component securities of an index (the Index) comprised of U.S. Treasury Inflation Protected Securities (TIPS) with at least $1 billion in outstanding face value and a remaining term to final maturity of at least 1 year and less than 5 years at the time of index rebalancing. The Fund can invest the remainder of its assets in fixed income securities that are not included in the Index, but which the Fund’s investment adviser, Invesco Advisers, Inc. (Invesco or the Adviser), believes will help the Fund track the Index, as well as in cash and derivative instruments that have economic characteristics similar to securities included in the Index.

The Fund normally seeks to construct its portfolio to have an average portfolio effective duration that is within +/- 1 year of the duration of the Index, which was 1.57 years as of August 31, 2015.

TIPS are publicly issued, dollar denominated U.S. government securities issued by the U.S. Treasury that have principal and interest payments linked to official inflation (as measured by the Consumer Price Index or CPI) and their payments are supported by the full faith and credit of the United States. As of August 31, 2015, there were 12 TIPS in the Index.

The Fund can invest in derivative instruments, including futures contracts and swap contracts, to seek exposure to certain securities or group of securities included in the Index.

The Fund may purchase and sell securities on a when-issued, delayed delivery or forward commitments basis, which means that the Fund buys or sells a security with payment and delivery taking place in the future.

The Fund may, with limitations, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques, such as buy backs.

The Adviser uses a replication strategy to track, as closely as possible, the securities in the Index and their respective weightings, by investing directly in securities that make up the Index. The portfolio managers adjust the composition of the Fund to reflect changes in the composition of the Index and may use representative sampling methodology to track

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the performance of the Index. Representative sampling means that the Adviser may use a quantitative analysis to select either a subset of the securities that make up the Index or a combination of some or all of the securities that make up the Index and other securities that are not part of the Index. In either case, the representative sampling of securities selected by the portfolio managers should have, in the aggregate, investment characteristics that are similar to the Index in terms of key risk factors, performance attributes and other characteristics, such as market capitalization, duration, maturity, credit quality, yield and coupon, as applicable. It is expected that the portfolio managers will use this representative sampling methodology where it is difficult to acquire the necessary securities that make up the Index, where the asset levels of the Fund do not allow for the holding of all the securities that make up the Index or where it is otherwise beneficial to the Fund to do so. The Fund generally expects that its duration, yield and maturity will be similar to those of the Index.

Unlike many investment companies, the Fund does not utilize an investment strategy that attempts to outperform the Index. Rather, the Fund utilizes an indexing approach, which may eliminate the chance that the Fund will substantially outperform the Index, but it may also reduce some of the risk of active management. Indexing seeks to achieve lower costs by keeping portfolio turnover low in comparison to actively managed investment companies.

In anticipation of or in response to market, economic, political, or other conditions, the Fund’s portfolio managers may temporarily use a different investment strategy for defensive purposes. If the Fund’s portfolio managers do so, different factors could affect the Fund’s performance and the Fund may not achieve its investment objective.

4.	The risk titled “Active Trading Risk” will be deleted from the risk sections of the Prospectuses, and risks that correspond with the changes in the Fund’s principal investment strategies will be added, including (a) indexing risk; (b) inflation-indexed security risk; (c) sampling risk; and (d) when-issued, delayed delivery and forward commitment risk.

5.	The Fund’s investment adviser, Invesco Advisers, Inc., will remain the same; however, a new portfolio management team will replace the current portfolio management team.

6.	The Fund will change its broad based index, style specific index and peer group index.

7.	The total annual expense ratios of the Fund will be lowered from 0.92%, 0.82%, 0.67% and 0.59% for Class A, Class A2, Class Y and Class R5 shares, respectively, to 0.55%, 0.45%, 0.30% and 0.30%, respectively, due to the addition of an expense limitation by the Adviser.

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